Exhibit 99.1

     FNB United Year-to-Date Profits Increase 11% to $7.4 Million

    ASHEBORO, N.C.--(BUSINESS WIRE)--July 20, 2007--FNB United Corp. (NASDAQ: FNBN), the holding company for CommunityONE Bank, N.A. and Dover Mortgage Company, today reported that moderate loan growth and increased service charge fees led to solid second quarter and year-to-date profits for the periods ended June 30, 2007. Net income was $3.7 million, or $0.33 per diluted share, in the second quarter of 2007, compared to $4.0 million, or $0.41 per diluted share, in the second quarter year ago. For the first six months of 2007, net income increased 11% to $7.4 million, or $0.66 per diluted share, compared to $6.7 million, or $0.83 per diluted share, in the first six months of 2006. The comparability of second quarter and year-to-date results were impacted by the acquisition of Integrity which occurred on April 28, 2006.

    "Our efforts to generate new business and expand existing relationships, combined with the ongoing improvement in the local economy, have resulted in continued strong loan production," stated Michael Miller, President and CEO. "We continue to maintain a diversified loan portfolio and to manage our risk profile. As a result, we have grown our loan portfolio while improving credit quality."

    Year-to-Date 2007 Highlights (compared to first half of 2006)

        --  Net income increased 11% to $7.4 million.

        -- Net interest income before provision for loan losses increased 30% to $31.9 million.

        --  Revenues advanced 30% to $42.2 million.

        --  Net interest margin was 4.11%.

        --  Non-interest-bearing deposits increased 5%.

        --  Loans increased 7% to $1.38 billion.

        --  Return on tangible equity was 16.26%.

    Operating Results

    "We had several one time expenses during the second quarter that impacted our earnings performance," said Miller. "We wrote off $154,000 in equipment when we closed our Gastonia operations facility in May and we incurred branding costs of approximately $368,000 when we changed the name of all of the Bank's divisions to CommunityONE on June 4. Our desire for a new name was the result of significant growth in recent years through acquisition, including last year's merger with Integrity Financial Corporation. While the systems and charters of Integrity's bank divisions, Catawba Valley, First Gaston and Northwestern, were merged into First National during the third quarter of 2006, the bank had still been operating as four separate brands. Now that the name change is behind us we should be able to improve efficiencies and our performance in the second half of 2007."

    In the second quarter, total revenues (net interest income before the provision for loan losses plus non-interest income) increased 13% to $21.4 million compared to $19.0 million in the second quarter a year ago. For the first six months of 2007, total revenues increased 30% to $42.2 million, compared to $32.6 million in the first six months of 2006.

    Second quarter net interest income before the provision for loan losses increased 12% to $16.1 million, with interest income rising 23% and interest expense increasing 37%. Non-interest income increased 17% to $5.4 million compared to $4.6 million in the second quarter a year ago. The increase was largely due to increased deposit account fees, which were up 9% from the second quarter a year ago and increased mortgage loan sales which were 21% higher than in the same quarter a year ago.

    For the first six months of 2007, net interest income before the provision for loan losses increased 30% to $31.9 million, compared to $24.5 million in the same period a year ago. Interest income increased 46%, primarily due to the increase in interest earning assets brought about through the acquisition of Integrity Financial in April 2006, while interest expense increased 66%. Year-to-date, non-interest income grew 27% to $10.3 million, compared to $8.1 million in the first six months a year ago, primarily due to a rise in service charge on deposit accounts and the increase in mortgage loan sales.

    "Our margin came under pressure again this quarter as costs associated with borrowings increased faster than loan yields," Miller said. "However, our strategy of growing deposits is proving to be successful as we have already increased the balances in these accounts by 4% on an annual basis since the beginning of the year."

    The net interest margin was 4.07% for the second quarter, compared to 4.15% in the preceding quarter, and 4.23% in the second quarter a year ago. Year-to-date, the net interest margin was 4.11%, compared to 4.24% in the first six months of 2006.

    Second quarter non interest expense was $15.3 million, compared to $14.6 million in the preceding quarter and $12.3 million in the second quarter a year ago. For the first six months of 2007, non interest expense increased to $29.9 million, from $21.7 million in the same period a year earlier. The increase in expense was due to a number of one time costs associated with the name change, write-off of equipment and search and relocation costs for two key executives at Dover Mortgage; as well as the expanded size of the company following the merger.

    "Several initiatives are underway which should have a positive impact on second half 2007 earnings," said Miller. "A teller platform system was installed late in the second quarter, which should improve customer service, automate the collection of data for commercial deposit account analysis and provide better information regarding customer activity. This information should improve the utilization of staffing levels. Concurrently, we are reviewing our credit card products and operations, as well as the consolidation of ATM processing. These initiatives should expand the quality of our products, increase revenues and reduce operating costs. In addition, a number of service contracts have been renegotiated to save operating expenses."

    Bob Bratton, Chief Administrative Officer, will be retiring effective September 30, 2007. "Bob as provided tremendous assistance in our transition to a larger banking organization," said Miller.

    Balance Sheet

    "Loan production for the quarter was strong showing significant growth over year ago balances," Miller said. "We increased commercial real estate loans 21% and construction loans 25%, compared to a year ago." Gross loans increased 7% to $1.38 billion at June 30, 2007, compared to $1.29 billion a year earlier.

    "We continue to see growth in our core funding sources of non interest bearing deposits and money market accounts," said Miller. "Non interest bearing and interest bearing transactional accounts have grown at a 6% annualized rate."

    Total deposits were up 3%, to $1.45 billion at June 30, 2007, from $1.40 billion a year earlier. Non interest-bearing deposits increased 5% at quarter-end compared to a year earlier. Interest-bearing transaction and savings accounts increased 2% during the twelve months ending June 30, 2007, while certificates of deposit increased 3%.

    Assets increased 3% to $1.86 billion at June 30, 2007, from $1.82 billion a year earlier. Book value per share improved to $18.72 at June 30, 2007, from $18.37 a year earlier, and tangible book value per share was $8.37 at quarter-end, compared to $7.53 a year earlier.

    Provision for loan losses

    As of June 30, 2007, nonperforming assets were $14.9 million, or 0.80% of total assets, compared to $15.8 million or 0.85% of total assets at March 31, 2007 and $22.2 million, or 1.22% of total assets a year ago. During the second quarter, net charge offs were 16 basis points. Asset quality improved primarily in the commercial and consumer term real estate portfolios. As a result of the above factors, the second quarter provision was $476,000. The allowance for loan losses was $15.7 million, or 1.16% of loans held for investment at June 30, 2007 compared to $15.6 million or 1.23% a year earlier.

    Performance Ratios

    Year-to-date and second quarter 2007 return on average tangible equity was 16.26% and 15.72%, respectively; while return on average equity was 7.13% and 6.99%, respectively for the same periods.

    About the Company

    FNB United Corp. is the Asheboro, North Carolina-based bank holding company for CommunityONE Bank, N.A., and Dover Mortgage Company. Opened in 1907, CommunityONE (formerly First National Bank and Trust Company) has over $1.8 billion in assets and operates 43 banking offices in 35 communities throughout the state. A complete line of consumer, mortgage and banking business services is offered, including loan, deposit, cash management and wealth management. Internet banking is available at MyYesBank.com. CommunityONE is an Equal Housing Lender, Member FDIC. Opened in 1986, Dover Mortgage Company (dovermortgage.com) has grown from a one-market mortgage provider based in Charlotte, into a network of nine loan origination offices in key North Carolina growth markets.

    This news release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information for FNB United. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve various risks and uncertainties. Actual results may differ materially due to such factors as: (1) expected cost savings from the mergers not materializing within the expected time frame; (2) revenues following the mergers not meeting expectations; (3) competitive pressures among financial institutions increasing significantly; (4) costs or difficulties related to the integration of the businesses of FNB United, United Financial and Integrity being greater than anticipated;
(5) general economic conditions being less favorable than anticipated; and (6) changes in accounting principles, policies or guidelines; (7) changes in the securities markets; (8) legislation or regulatory changes adversely affecting the business in which the FNB United will be engaged; and (9) other economic, competitive, governmental, regulatory and technological factors affecting FNB United specifically or the banking industry or economy generally. FNB United does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.



RESULTS OF
 OPERATIONS               Quarters Ended             Percent Change
--------------- ---------------------------------- -------------------
(In thousands
 except share
 and per share   June 30,    December   June 30,
 data)              2007      31, 2006     2006    December-06 June-06
                ----------- ----------- ---------- ----------- -------

INTEREST
 INCOME:
 Interest and
  fees on loans $    28,569 $    27,633 $   22,831          3%     25%
 Interest and
  dividends on
  investments
  securities:
  Taxable
   income             2,231       1,269      1,968         76%     13%
  Non-taxable
   income               491         536        548         -8%    -10%
 Other interest
  income                423       1,052        459        -60%     -8%
                ----------- ----------- ----------

  Total
   interest
   income            31,714      30,490     25,806          4%     23%
                ----------- ----------- ----------

INTEREST
 EXPENSE:
 Deposits            13,245      12,267      9,247          8%     43%
 Borrowed funds       2,410       2,347      2,182          3%     10%
                ----------- ----------- ----------

  Total
   interest
   expense           15,655      14,614     11,429          7%     37%
                ----------- ----------- ----------

 Net interest
  income before
  provision for
  loan losses        16,059      15,876     14,377          1%     12%

PROVISION FOR
 LOAN LOSSES            476         220        405        116%     18%
                ----------- ----------- ----------

 Net interest
  income after
  provision for
  loan losses        15,583      15,656     13,972          0%     12%
                ----------- ----------- ----------

NONINTEREST
 INCOME:
 Service
  charges on
  deposit
  accounts            2,279       2,386      2,099         -4%      9%
 Mortgage loan
  sales               1,368       1,343      1,133          2%     21%
 Cardholder and
  merchant
  services
  income                537         512        420          5%     28%
 Trust and
  investment
  services              461         481        362         -4%     27%
 Other service
  charges,
  commissions
  and fees              319         244        247         31%     29%
 Bank owned
  life
  insurance             215         597        219        -64%     -2%
 Other income           199         119        124         67%     60%
                ----------- ----------- ----------

  Total
   noninterest
   income             5,378       5,682      4,604         -5%     17%
                ----------- ----------- ----------

NONINTEREST
 EXPENSE:
 Salary and
  employee
  benefits            8,199       7,741      6,766          6%     21%
 Net occupancy
  expense             1,390       1,238        931         12%     49%
 Furniture and
  equipment
  expense             1,247       1,051      1,134         19%     10%
 Data
  processing
  services              470         436        427          8%     10%
 Goodwill
  impairment              -       1,625          -       -100%      NA
 Other expense        4,015       4,134      3,003         -3%     34%
                ----------- ----------- ----------

  Total other
   operating
   expense           15,321      16,225     12,261         -6%     25%
                ----------- ----------- ----------

 Income before
  provision for
  income taxes        5,640       5,113      6,315         10%    -11%

PROVISION FOR
 INCOME TAXES         1,949       2,115      2,282         -8%    -15%
                ----------- ----------- ----------

NET INCOME      $     3,691 $     2,998 $    4,033         23%     -8%
                =========== =========== ==========

Earnings per
 common share:
  Basic         $      0.33 $      0.27 $     0.42         22%    -22%
  Diluted       $      0.33 $      0.27 $     0.41         23%    -21%

Cash dividends
 declared per
 common share   $      0.15 $      0.17 $     0.15        -12%      0%

Weighted
 average shares
 outstanding:
  Basic          11,318,908  11,196,885  9,670,409
  Diluted        11,343,367  11,287,752  9,795,772

Shares
 repurchased
 during the
 period                   -           -          -




RESULTS OF OPERATIONS                                          Percent
                                          Year to Date         Change
---------------------------------  --------------------------- -------
(In thousands except share and
 per share data)                   June 30, 2007 June 30, 2006
                                   ------------- -------------

INTEREST INCOME:
 Interest and fees on loans          $    56,438    $   38,037     48%
 Interest and dividends on
  investments securities:
   Taxable income                          3,887         3,264     19%
   Non-taxable income                      1,045         1,008      4%
 Other interest income                     1,241           623     99%
                                   ------------- -------------

   Total interest income                  62,611        42,932     46%
                                   ------------- -------------

INTEREST EXPENSE:
 Deposits                                 26,043        14,750     77%
 Borrowed funds                            4,684         3,724     26%
                                   ------------- -------------

   Total interest expense                 30,727        18,474     66%
                                   ------------- -------------

 Net interest income before
  provision for loan losses               31,884        24,458     30%

PROVISION FOR LOAN LOSSES                  1,000           482    107%
                                   ------------- -------------

 Net interest income after
  provision for loan losses               30,884        23,976     29%
                                   ------------- -------------

NONINTEREST INCOME:
 Service charges on deposit
  accounts                                 4,329         3,516     23%
 Mortgage loan sales                       2,506         2,096     20%
 Cardholder and merchant services
  income                                   1,044           655     59%
 Trust and investment services               832           789      5%
 Other service charges,
  commissions and fees                       656           497     32%
 Bank owned life insurance                   451           378     19%
 Other income                                502           183    174%
                                   ------------- -------------

     Total noninterest income             10,320         8,114     27%
                                   ------------- -------------

NONINTEREST EXPENSE:
 Salary and employee benefits             16,618        12,037     38%
 Net occupancy expense                     2,569         1,532     68%
 Furniture and equipment expense           2,360         1,779     33%
 Data processing services                  1,002         1,020     -2%
 Goodwill impairment                           -             -
 Other expense                             7,353         5,308     39%
                                   ------------- -------------

   Total other operating expense          29,902        21,676     38%
                                   ------------- -------------

 Income before provision for
  income taxes                            11,302        10,414      9%

PROVISION FOR INCOME TAXES                 3,859         3,704      4%
                                   ------------- -------------

NET INCOME                           $     7,443    $    6,710     11%
                                   ============= =============

Earnings per common share:
   Basic                             $      0.66    $     0.84    -21%
   Diluted                           $      0.66    $     0.83    -20%

Cumulative dividends declared per
 common share                        $      0.30    $     0.30      0%

Weighted average shares
 outstanding:
   Basic                              11,291,270     8,034,332
   Diluted                            11,319,427     8,129,695

Shares repurchased during the
 period                                        -             -




FINANCIAL
 CONDITION                  Quarters Ended             Percent Change
--------------- -------------------------------------- ---------------
(In thousands
 except share
 and per share   June 30,    December 31,  June 30,    December- June-
 data)              2007         2006         2006         06      06
                ------------ ------------ ------------ --------- -----

ASSETS
---------------
Cash and due
 from banks     $    34,844  $    35,225  $    27,544        -1%   27%
Interest-
 bearing bank
 balances             1,729       42,929       30,873       -96%  -94%
Federal funds
 sold                   317       30,186       18,643       -99%  -98%
Securities
 available for
 sale               200,141      128,945      193,681        55%    3%
Securities held
 to maturity         38,418       42,870       42,480       -10%  -10%

Loans
 receivable:
 Held for sale       27,123       20,862       21,879        30%   24%
 Held for
  portfolio       1,352,576    1,301,840    1,267,323         4%    7%
 Allowance for
  loan losses       (15,705)     (15,943)     (15,603)       -1%    1%
                ------------ ------------ ------------

                  1,363,994    1,306,759    1,273,599         4%    7%
                ------------ ------------ ------------

Property and
 equipment, net      45,882       45,691       43,502         0%    5%
Goodwill            110,553      110,956      112,926         0%   -2%
Core deposit
 premiums             6,968        7,378        7,788        -6%  -11%
Other assets         60,561       64,643       65,668        -6%   -8%
                ------------ ------------ ------------

                $ 1,863,407  $ 1,815,582  $ 1,816,704         3%    3%
                ============ ============ ============

LIABILITIES
---------------

Deposits:
 Noninterest-
  bearing       $   163,339  $   158,938  $   155,071         3%    5%
 Interest-
  bearing
  deposits:
    Demand          169,763      177,434      186,309        -4%   -9%
    Money
     market         260,353      235,404      225,415        11%   15%
    Savings          48,360       50,517       57,150        -4%  -15%
    Time
     deposits       803,515      798,720      780,053         1%    3%
                ------------ ------------ ------------
                  1,445,330    1,421,013    1,403,998         2%    3%
                ------------ ------------ ------------
Retail
 repurchase
 agreements          28,181       23,161       21,113        22%   33%
Federal Home
 Loan Bank
 advances            64,602       65,825       87,703        -2%  -26%
Other borrowed
 funds               92,834       78,032       78,992        19%   18%
Other
 liabilities         19,988       19,883       20,424         1%   -2%
                ------------ ------------ ------------

                  1,650,935    1,607,914    1,612,230         3%    2%
                ------------ ------------ ------------

STOCKHOLDERS'
 EQUITY
---------------

Common stock         28,432       28,235       27,820         1%    2%
Surplus             113,282      112,213      111,143         1%    2%
Retained
 earnings            72,701       68,662       66,793         6%    9%
Accumulated
 other
 comprehensive
 income (loss)       (1,943)      (1,442)      (1,282)       35%   52%
                ------------ ------------ ------------

                    212,472      207,668      204,474         2%    4%
                ------------ ------------ ------------

                $ 1,863,407  $ 1,815,582  $ 1,816,704         3%    3%
                ============ ============ ============

Shares Issued:

Shares
 outstanding at
 end of period   11,348,201   11,293,992   11,127,864         0%    2%
                ============ ============ ============

Book value per
 share (1)      $     18.72  $     18.39  $     18.37         2%    0%
Tangible book
 value per
 share (1)      $      8.37  $      7.91  $      7.53         6%    5%

Consolidated
 Tier 1
 leverage
 capital ratio         7.41%        7.16%        6.59%        4%    9%

(1) - Calculation is based on number of shares outstanding at the end of the period rather than weighted average shares outstanding




ADDITIONAL
 FINANCIAL
 INFORMATION
(Dollars in                                            Percent Change
 thousands)                  Quarters Ended                  from
                  ------------------------------------ ---------------

                   June 30,   December 31,  June 30,   December- June-
                      2007        2006         2006        06      06
                  ----------- ------------ ----------- --------- -----
LOANS (including
 loans held for
 sale):
-----------------
Commercial real
 estate           $  330,027  $  304,546   $  271,759         8%   21%
Multifamily real
 estate               40,375      34,048       33,524        19%   20%
Commercial &
 multifamily
 construction (1)     46,478         n/a          n/a         -     -
One- to four-
 family
 construction (1)     98,282         n/a          n/a         -     -
Land and land
 development (1)     152,316         n/a          n/a         -     -
Construction
 loans (1)                 -     278,124      238,077      -100% -100%
Commercial
 business            298,468     310,130      338,617        -4%  -12%
Agricultural
 business
 including
 secured by
 farmland             20,444      16,708       17,513        22%   17%
One- to four-
 family real
 estate              358,086     340,044      349,714         5%    2%
Consumer              35,223      39,102       39,998       -10%  -12%
                  ----------- ------------ -----------

  Total loans
   outstanding    $1,379,699  $1,322,702   $1,289,202         4%    7%
                  =========== ============ ===========
(1) Construction loan individual categories not available prior to 3/31/07

NON-PERFORMING     June 30,   December 31,  June 30,   December- June-
 ASSETS:              2007        2006         2006        06      06
----------------- ----------- ------------ ----------- --------- -----

Loans on non-
 accrual status   $    8,457  $    8,282   $   15,646         2%  -46%
Loans more than
 90 days
 delinquent,
 still on accrual      3,152       2,852        2,337        11%   35%
                  ----------- ------------ -----------
Total non-
 performing loans     11,609      11,134       17,983         4%  -35%
Real estate owned
 (REO) /
 Repossessed
 assets                3,278       3,557        4,176        -8%  -22%
                  ----------- ------------ -----------

  Total non-
   performing
   assets         $   14,887  $   14,691   $   22,159         1%  -33%
                  =========== ============ ===========

Total non-
 performing
 assets / Total
 assets                 0.80%       0.81%        1.22%       -1%  -35%



CHANGE IN THE
ALLOWANCE FOR      June 30,   December 31,  June 30,   December- June-
 LOAN LOSSES:         2007        2006         2006        06      06
----------------- ----------- ------------ ----------- --------- -----

Balance,
 beginning of
 period           $   15,757  $   15,813   $    9,713 $       0%   62%
Provision                476         220          405       116%   18%
Adjustment for
 reserve for
 unfunded
 commitments               -        (172)          36      -100% -100%
Recoveries of
 loans previously
 charged off             503         642          720       -22%  -30%
Loans charged-off     (1,031)       (560)      (1,309)       84%  -21%
                  ----------- ------------ -----------
  Net (charge-
   offs)
   recoveries           (528)         82         (589)     -744%  -10%
                  ----------- ------------ -----------
Purchase
 accounting
 adjustment                -           -        6,038
                  ----------- ------------ -----------
Balance, end of
 period           $   15,705  $   15,943   $   15,603        -1%    1%
                  =========== ============ ===========

Net charge-offs /
 Average loans
 outstanding
 (annualized)           0.16%      (0.03%)       0.21%     -723%  -25%
Allowance for
 loan losses /
 Loans held for
 investment             1.16%       1.22%        1.23%       -5%   -6%


DEPOSITS           June 30,   December 31,  June 30,   December- June-
                      2007        2006         2006        06      06
----------------- ----------- ------------ ----------- --------- -----

Noninterest-
 bearing          $  163,339  $  158,856   $  155,071         3%    5%
Interest-bearing
 transaction
 deposits:
 Checking            169,763     177,434      186,309        -4%   -9%
 Money Market        260,353     235,404      225,415        11%   15%
 Savings              48,360      50,517       57,150        -4%  -15%
                  ----------- ------------ -----------

  Total interest-
   bearing
   transaction
   deposits          478,476     463,355      468,874         3%    2%

Interest-bearing
 time deposits       803,515     798,720      780,053         1%    3%
                  ----------- ------------ -----------

  Total deposits  $1,445,330  $1,420,931   $1,403,998         2%    3%
                  ====================================




ADDITIONAL
 FINANCIAL
 INFORMATION
(Dollars in
 thousands)
(Rates / Ratios
 Annualized)
                                                       Percent Change
                             Quarters Ended                  from
                   ----------------------------------- ---------------

OPERATING           June 30,    December    June 30,   December- June-
 PERFORMANCE:          2007      31, 2006      2006        06      06
------------------ ----------- ----------- ----------- --------- -----

Average loans      $1,355,601  $1,311,120  $1,134,738         3%   19%
Average securities
 and deposits         258,519     240,935     262,961         7%   -2%
Average non-
 interest-earning
 assets               241,316     245,269     197,372        -2%   22%
                   ----------- ----------- -----------

 Total average
  assets           $1,855,436  $1,797,324  $1,595,071         3%   16%
                   =========== =========== ===========

Average interest-
 bearing deposits  $1,285,315  $1,243,478  $1,079,231         3%   19%
Average non-
 interest bearing
 deposits             162,707     160,666     139,631         1%   17%
Average borrowings    174,143     168,963     175,957         3%   -1%
Average non-
 interest-earning
 liabilities           21,592      13,144      22,128        64%   -2%
                   ----------- ----------- -----------

 Total average
  liabilities       1,643,757   1,586,251   1,416,947         4%   16%

Total average
 stockholders'
 equity               211,679     211,073     178,124         0%   19%
                   ----------- ----------- -----------

 Total average
  liabilities and
  equity           $1,855,436  $1,797,324  $1,595,071         3%   16%
                   =========== =========== ===========

Interest rate
 yield on loans          8.47%       8.38%       8.09%
Interest rate
 yield on
 securities and
 deposits                5.29%       5.18%       4.97%
                   ----------- ----------- -----------

 Interest rate
  yield on
  interest-earning
  assets                 7.96%       7.88%       7.51%
                   ----------- ----------- -----------

Interest rate
 expense on
 deposits                4.13%       3.91%       3.44%
Interest rate
 expense on
 borrowings              5.55%       5.51%       4.97%
                   ----------- ----------- -----------

 Interest rate
  expense on
  interest-bearing
  liabilities            4.30%       4.10%       3.65%
                   ----------- ----------- -----------

Interest rate
 spread                  3.66%       3.78%       3.85%
                   =========== =========== ===========

Net interest
 margin                  4.07%       4.15%       4.23%
                   =========== =========== ===========


Other operating
 income / Average
 assets                  1.16%       1.25%       1.16%

Other operating
 expense / Average
 assets                  3.31%       3.58%       3.08%

Efficiency ratio (
 other operating
 expense / revenue
 )                      71.47%      75.26%      64.60%

Return on average
 assets                  0.80%       0.66%       1.01%

Return on average
 tangible assets         0.85%       0.71%       1.08%
Return on average
 equity                  6.99%       5.64%       9.08%
Return on average
 tangible equity        15.72%      13.02%      18.59%

Average equity /
 Average assets         11.41%      11.74%      11.17%




ADDITIONAL FINANCIAL INFORMATION
(Dollars in thousands)                                         Percent
                                          Year to Date         Change
                                   --------------------------- -------
                                   June 30, 2007 June 30, 2006
                                   ------------- -------------
LOANS (including loans held for
 sale):
----------------------------------
Commercial real estate               $  330,027    $  271,759      21%
Multifamily real estate                  40,375        33,524      20%
Commercial & multifamily
 construction (1)                        46,478           n/a       -
One- to four-family construction
 (1)                                     98,282           n/a       -
Land and land development (1)           152,316           n/a       -
Construction loans (1)                        -       238,077    -100%
Commercial business                     298,468       338,617     -12%
Agricultural business including
 secured by farmland                     20,444        17,513      17%
One- to four-family real estate         358,086       349,714       2%
Consumer                                 35,223        39,998     -12%
                                   ------------- -------------

  Total loans outstanding            $1,379,699    $1,289,202       7%
                                   ============= =============
(1) Construction loan individual categories not available prior to 3/31/07

NON-PERFORMING ASSETS:             June 30, 2007 June 30, 2006
---------------------------------- ------------- -------------

Loans on non-accrual status          $    8,457    $   15,646     -46%
Loans more than 90 days
 delinquent, still on accrual             3,152         2,337      35%
                                   ------------- -------------
Total non-performing loans               11,609        17,983     -35%
Real estate owned (REO) /
 Repossessed assets                       3,278         4,176     -22%
                                   ------------- -------------

  Total non-performing assets        $   14,887    $   22,159     -33%
                                   ============= =============

Total non-performing assets /
 Total assets                              0.80%         1.22%    -35%



CHANGE IN THE
ALLOWANCE FOR LOAN LOSSES:         June 30, 2007 June 30, 2006
---------------------------------- ------------- -------------

Balance, beginning of period         $   15,943    $    9,698      64%
Provision                                 1,000           482     107%
Adjustment for reserve for
 unfunded commitments                         -            36    -100%
Recoveries of loans previously
 charged off                                991         1,207     -18%
Loans charged-off                        (2,229)       (1,858)     20%
                                   ------------- -------------
  Net (charge-offs) recoveries           (1,238)         (651)     90%
                                   ------------- -------------
Purchase accounting adjustment                -         6,038
                                   ------------- -------------
Balance, end of period               $   15,705    $   15,603       1%
                                   ============= =============

Net charge-offs / Average loans
 outstanding (annualized)                  0.37%         0.27%     38%
Allowance for loan losses / Loans
 held for investment                       1.16%         1.23%     -6%


DEPOSITS                           June 30, 2007 June 30, 2006
---------------------------------- ------------- -------------

Noninterest-bearing                  $  163,339    $  155,071       5%
Interest-bearing transaction
 deposits:
 Checking                               169,763       186,309      -9%
 Money Market                           260,353       225,415      15%
 Savings                                 48,360        57,150     -15%
                                   ------------- -------------

  Total interest-bearing
   transaction deposits                 478,476       468,874       2%

Interest-bearing time deposits          803,515       780,053       3%
                                   ------------- -------------

  Total deposits                     $1,445,330    $1,403,998       3%
                                   ============= =============




ADDITIONAL FINANCIAL INFORMATION
(Dollars in thousands)
(Rates / Ratios Annualized)
                                                               Percent
                                          Year to Date         Change
                                   --------------------------- -------
OPERATING PERFORMANCE:             June 30, 2007 June 30, 2006
---------------------------------- ------------- -------------

Average loans                        $1,344,256    $  973,024      38%
Average securities and deposits         254,824       220,163      16%
Average non-interest-earning
 assets                                 243,934       151,675      61%
                                   ------------- -------------

 Total average assets                $1,843,014    $1,344,862      37%
                                   ============= =============

Average interest-bearing deposits $1,278,023 $ 909,053 41% Average non-interest bearing
 deposits                               159,367       119,646      33%
Average borrowings                      173,680       158,315      10%
Average non-interest-earning
 liabilities                             21,509        16,391      31%
                                   ------------- -------------

 Total average liabilities            1,632,579     1,203,405      36%

Total average stockholders' equity      210,435       141,457      49%
                                   ------------- -------------

 Total average liabilities and
  equity                             $1,843,014    $1,344,862      37%
                                   ============= =============

Interest rate yield on loans               8.48%         7.90%
Interest rate yield on securities
 and deposits                              5.33%         4.96%
                                   ------------- -------------

 Interest rate yield on interest-
  earning assets                           7.98%         7.36%
                                   ------------- -------------

Interest rate expense on deposits          4.11%         3.27%
Interest rate expense on
 borrowings                                5.44%         4.74%
                                   ------------- -------------

 Interest rate expense on
  interest-bearing liabilities             4.27%         3.49%
                                   ------------- -------------

Interest rate spread                       3.71%         3.87%
                                   ============= =============

Net interest margin                        4.11%         4.24%
                                   ============= =============


Other operating income / Average
 assets                                    1.13%         1.22%

Other operating expense / Average
 assets                                    3.27%         3.25%

Efficiency ratio ( other operating
 expense / revenue )                      70.85%        66.55%

Return on average assets                   0.81%         1.01%

Return on average tangible assets          0.87%         1.05%
Return on average equity                   7.13%         9.57%
Return on average tangible equity         16.26%        17.03%

Average equity / Average assets           11.42%        10.52%




FINANCIAL CONDITION                   Quarters Ended
------------------- --------------------------------------------------

(In thousands except share and per share
 data)                                     June 30, 2007 March 31,2007
                                           ------------- -------------

ASSETS
------------------------------------------
Cash and due from banks                     $    34,844   $    38,905
Interest-bearing bank balances                    1,729        10,757
Federal funds sold                                  317        50,130
Securities available for sale                   200,141       182,552
Securities held to maturity                      38,418        42,318

Loans receivable:
    Held for sale                                27,123        26,497
    Held for portfolio                        1,352,576     1,313,168
    Allowance for loan losses                   (15,705)      (15,757)
                                           ------------- -------------

                                              1,363,994     1,323,908
                                           ------------- -------------

Property and equipment, net                      45,882        45,780
Goodwill                                        110,553       110,961
Core deposit premiums                             6,968         7,173
Other assets                                     60,561        61,920
                                           ------------- -------------

                                            $ 1,863,407   $ 1,874,404
                                           ============= =============

LIABILITIES
------------------------------------------

Deposits:
    Noninterest-bearing                     $   163,339   $   161,909
    Interest-bearing deposits:
      Demand                                    169,763       174,014
      Money market                              260,353       255,051
      Savings                                    48,360        50,938
      Time deposits                             803,515       823,800
                                           ------------- -------------
                                              1,445,330     1,465,712
                                           ------------- -------------
Retail repurchase agreements                     28,181        27,225
Federal Home Loan Bank advances                  64,602        65,866
Other borrowed funds                             92,834        83,439
Other liabilites                                 19,988        21,739
                                           ------------- -------------

                                              1,650,935     1,663,981
                                           ------------- -------------

STOCKHOLDERS' EQUITY
------------------------------------------

Common stock                                     28,432        28,371
Surplus                                         113,282       112,872
Retained earnings                                72,701        70,716
Accumulated other comprehensive income
 (loss)                                          (1,943)       (1,536)
                                           ------------- -------------

                                                212,472       210,423
                                           ------------- -------------

                                            $ 1,863,407   $ 1,874,404
                                           ============= =============

Shares Issued:

Shares outstanding at end of period          11,348,201    11,348,201
                                           ============= =============

Book value per share (1)                    $     18.72   $     18.54
Tangible book value per share (1)           $      8.37   $      8.13

Consolidated Tier 1 leverage capital ratio         7.41%         7.24%


(In thousands
 except share and
 per share data)    December 31, 2006 September 20, 2006 June 30, 2006
                    ----------------- ------------------ -------------

ASSETS
-------------------
Cash and due from
 banks                   $    35,225        $    41,112   $    27,544
Interest-bearing
 bank balances                42,929              5,870        30,873
Federal funds sold            30,186             17,500        18,643
Securities
 available for sale          128,945             86,108       193,681
Securities held to
 maturity                     42,870             42,928        42,480

Loans receivable:
    Held for sale             20,862             20,054        21,879
    Held for
     portfolio             1,301,840          1,276,636     1,267,323
    Allowance for
     loan losses             (15,943)           (16,318)      (15,603)
                    ----------------- ------------------ -------------

                           1,306,759          1,280,372     1,273,599
                    ----------------- ------------------ -------------

Property and
 equipment, net               45,691             45,113        43,502
Goodwill                     110,956            112,926       112,926
Core deposit
 premiums                      7,378              7,583         7,788
Other assets                  64,643            159,199        65,668
                    ----------------- ------------------ -------------

                         $ 1,815,582        $ 1,798,711   $ 1,816,704
                    ================= ================== =============

LIABILITIES
-------------------

Deposits:
    Noninterest-
     bearing             $   158,938        $   155,526   $   155,071
    Interest-
     bearing
     deposits:
      Demand                 177,434            180,462       186,309
      Money market           235,404            230,655       225,415
      Savings                 50,517             53,051        57,150
      Time deposits          798,720            762,914       780,053
                    ----------------- ------------------ -------------
                           1,421,013          1,382,608     1,403,998
                    ----------------- ------------------ -------------
Retail repurchase
 agreements                   23,161             24,540        21,113
Federal Home Loan
 Bank advances                65,825             90,311        87,703
Other borrowed
 funds                        78,032             77,084        78,992
Other liabilites              19,883             19,041        20,424
                    ----------------- ------------------ -------------

                           1,607,914          1,593,584     1,612,230
                    ----------------- ------------------ -------------

STOCKHOLDERS'
 EQUITY
-------------------

Common stock                  28,235             28,071        27,820
Surplus                      112,213            111,502       111,143
Retained earnings             68,662             67,588        66,793
Accumulated other
 comprehensive
 income (loss)                (1,442)            (2,034)       (1,282)
                    ----------------- ------------------ -------------

                             207,668            205,127       204,474
                    ----------------- ------------------ -------------

                         $ 1,815,582        $ 1,798,711   $ 1,816,704
                    ================= ================== =============

Shares Issued:

Shares outstanding
 at end of period         11,293,992         11,228,461    11,127,864
                    ================= ================== =============

Book value per
 share (1)               $     18.39        $     18.27   $     18.37
Tangible book value
 per share (1)           $      7.91        $      7.54   $      7.53

Consolidated Tier 1
 leverage capital
 ratio                          7.16%              6.79%         6.59%


(1) - Calculation is based on number of shares outstanding at the end of the period rather than weighted average shares outstanding




RESULTS OF OPERATIONS                  Quarters Ended
--------------------- ------------------------------------------------

(In thousands except share and per share
 data)                                     June 30, 2007 March 31,2007
                                           ------------- -------------

INTEREST INCOME:
  Interest and fees on loans                 $    28,569   $    27,870
  Interest and dividends on investments
   securities:
    Taxable income                                 2,231         1,656
    Non-taxable income                               491           553
  Other interest income                              423           818
                                           ------------- -------------

    Total interest income                         31,714        30,897
                                           ------------- -------------

INTEREST EXPENSE:
  Deposits                                        13,245        12,798
  Borrowed funds                                   2,410         2,274
                                           ------------- -------------

    Total interest expense                        15,655        15,072
                                           ------------- -------------

  Net interest income before provision for
   loan losses                                    16,059        15,825

PROVISION FOR LOAN LOSSES                            476           524
                                           ------------- -------------

  Net interest income after provision for
   loan losses                                    15,583        15,301
                                           ------------- -------------

NONINTEREST INCOME:
  Service charges on deposit accounts              2,279         2,050
  Mortgage loan sales                              1,368         1,138
  Cardholder and merchant services income            537           507
  Gain (loss) on sale of securities                    -             -
  Trust and investment services                      461           371
  Other service charges, commissions and
   fees                                              319           336
  Bank owned life insurance                          215           236
  Other income                                       199           304
                                           ------------- -------------

    Total noninterest income                       5,378         4,942
                                           ------------- -------------

NONINTEREST EXPENSE:
  Salary and employee benefits                     8,199         8,419
  Net occupancy expense                            1,390         1,178
  Furniture and equipment expense                  1,247         1,113
  Data processing services                           470           532
  Goodwill impairment                                  -             -
  Other expense                                    4,015         3,338
                                           ------------- -------------

    Total other operating expense                 15,321        14,580
                                           ------------- -------------

  Income before provision for income taxes         5,640         5,663

PROVISION FOR INCOME TAXES                         1,949         1,910
                                           ------------- -------------
NET INCOME                                   $     3,691   $     3,753
                                           ============= =============

Earnings per common share:
    Basic                                    $      0.33   $      0.33
    Diluted                                  $      0.33   $      0.33

Cash dividends declared per common share     $      0.15   $      0.15

Weighted average shares outstanding:
    Basic                                     11,318,908    11,263,325
    Diluted                                   11,343,367    11,295,221

Shares repurchased during the period                   -             -

(In thousands except
 share and per share
 data)               December 31, 2006 September 30,2006 June 30, 2006
                     ----------------- ----------------- -------------

INTEREST INCOME:
  Interest and fees
   on loans                $    27,633     $    26,894      $   22,831
  Interest and
   dividends on
   investments
   securities:
    Taxable income               1,269           2,258           1,968
    Non-taxable
     income                        536             537             548
  Other interest
   income                        1,052             258             459
                     ----------------- ----------------  -------------

    Total interest
     income                     30,490          29,947          25,806
                     ----------------- ----------------  -------------

INTEREST EXPENSE:
  Deposits                      12,267          11,548           9,247
  Borrowed funds                 2,347           2,519           2,182
                     ----------------- ----------------  -------------

    Total interest
     expense                    14,614          14,067          11,429
                     ----------------- ----------------  -------------

  Net interest
   income before
   provision for
   loan losses                  15,876          15,880          14,377

PROVISION FOR LOAN
 LOSSES                            220           1,824             405
                     ----------------- ----------------  -------------

  Net interest
   income after
   provision for
   loan losses                  15,656          14,056          13,972
                     ----------------- ----------------  -------------

NONINTEREST INCOME:
  Service charges on
   deposit accounts              2,386           2,312           2,099
  Mortgage loan
   sales                         1,343           1,402           1,133
  Cardholder and
   merchant services
   income                          512             607             420
  Gain (loss) on
   sale of
   securities                        -            (557)              -
  Trust and
   investment
   services                        481             393             362
  Other service
   charges,
   commissions and
   fees                            244             246             247
  Bank owned life
   insurance                       597             251             219
  Other income                     119             765             124
                     ----------------- ----------------  -------------

    Total
     noninterest
     income                      5,682           5,419           4,604
                     ----------------- ----------------  -------------

NONINTEREST EXPENSE:
  Salary and
   employee benefits             7,741           8,300           6,766
  Net occupancy
   expense                       1,238           1,004             931
  Furniture and
   equipment expense             1,051           1,002           1,134
  Data processing
   services                        436             976             427
  Goodwill
   impairment                    1,625               -               -
  Other expense                  4,134           4,258           3,003
                     ----------------- ----------------  -------------

    Total other
     operating
     expense                    16,225          15,540          12,261
                     ----------------- ----------------  -------------

  Income before
   provision for
   income taxes                  5,113           3,935           6,315

PROVISION FOR INCOME
 TAXES                           2,115           1,456           2,282
                     ----------------- ----------------  -------------
NET INCOME                 $     2,998     $     2,479      $    4,033
                     ================= ================  =============

Earnings per common
 share:
    Basic                  $      0.27     $      0.22      $     0.42
    Diluted                $      0.27     $      0.22      $     0.41

Cash dividends
 declared per common
 share                     $      0.17     $      0.15      $     0.15

Weighted average
 shares outstanding:
    Basic                   11,196,885      11,162,228       9,670,409
    Diluted                 11,287,752      11,263,279       9,795,772

Shares repurchased
 during the period                   -               -               -

    CONTACT: FNB United Corp.
             Robert O. Bratton, 336-318-7883